Exhibit 10.2

FIRST AMENDMENT TO CREDIT AGREEMENT

Parties:

“Bank”:	Wells Fargo Bank, N.A.
(f/k/a Wells Fargo Bank West, N.A.) 1242 Pearl Street
P.O. Box 227
Boulder, Colorado 80302

“Borrower”:	The Persons shown as parties on the signature pages hereto

Execution Date:	October 22, 2007

Recitals:

A.            Bank and each Borrower have entered into that certain 2005 Amended and Restated Credit Agreement dated as of July 29, 2005 (as amended, modified, or supplemented from time to time in the future, the “Credit Agreement”) pursuant to which the Lender has extended certain credit facilities to Borrower under the terms and conditions set forth in the Credit Agreement.

B.            Borrower has requested that the Bank modify certain provisions of the Credit Agreement and to remove Gaiam West, Inc. as a Borrower, which the Bank is willing to do under the terms and conditions as set forth in this First Amendment to Credit Agreement (“First Amendment”).

Agreement:

Now, therefore, in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

1.             Amendments to Credit Agreement.  The Credit Agreement is amended as of the Effective Date as follows:

 1.1          Sections 1.15, 1.33, and 1.90 are amended to read as follows:

1.15         Base Rate Margin: negative 75 basis points.

1.33         Consolidated Subsidiaries: means, considered together, (a) each of Gaiam’s Subsidiaries other than Gaiam West, Inc.; and (b) the following entities in which Gaiam has an equity ownership interest in excess of fifty percent (50.0%): (i) Natural Habitat, Inc., and (ii) Gaiam Limited.

1.90         Revolving Maturity Date : means October 22, 2009.

1.2           Subsections 9.2.11, 9.2.12, and 9.2.15 are amended to read as follows:

9.2.11      Borrowing Base Certificate.  Borrower shall, no later than the forty-fifth (45th) day after the end of each Fiscal Quarter during which there was a Revolving Advance outstanding, provide to Lender a Borrowing Base Certificate, certified to by Gaiam’s chief financial officer, effective as of the last day of such Fiscal Quarter, and including a breakdown as to amounts of Eligible Accounts and Eligible Inventory owned by each Borrower individually.

9.2.12      Quarterly Inventory Report.  Borrower shall, no later than the forty-fifth (45th) day of each Fiscal Quarter, provide to Lender an Inventory Report, certified to by Gaiam’s chief financial officer, effective as of the last day of the previous Fiscal Quarter, and including a breakdown as to amounts of Inventory owned by each Borrower individually.  The Inventory Report with certification, may, at Borrower’s discretion and subject to Lender’s receipt thereof in a readable form, be transmitted to Lender over the Internet by electronic mail or other file transfer or sharing method; provided that Lender shall not be responsible if the contents are sent without encryption or are read or tampered with by Persons not employed by Lender.

9.2.15      Accounts Aging Report.  Borrower shall, no later than the forty-fifth (45th) day of each Fiscal Quarter, provide to Lender a report (“Accounts Aging Report”), certified to by Gaiam’s chief financial officer, effective as of the last day of the previous Fiscal Quarter, showing for each Borrower whose Accounts Receivable are included in the Borrowing Base: (a) aggregate balances of all Accounts Receivable owing on a current, 30-day, 60-day, 90-day and over 90-day basis, (b) by name of account debtor, those accounts (and amounts) which are more than 90-days past due, (c) by name of account debtor, those of Accounts Receivable owing (and amounts) as to which the account debtor has (i) threatened or asserted a set-off, defense or adverse claim or (ii) threatened or asserted a refusal to pay, (d) individually by name and amount owing all account debtors with respect to which twenty-five percent (25%) or more of their total outstanding balance of Accounts Receivable owing constitutes Delinquent Accounts, and (e) by name and amount owing all account debtors whose outstanding balances of Accounts Receivable owing individually constitute in excess of twenty-five percent (25%) of Borrower’s total of Accounts Receivable owing at the time of the report.  The Accounts Aging Report, with certification, may, at Borrower’s discretion and subject to Lender’s receipt thereof in a readable form, be transmitted to Lender over the Internet by electronic mail or other file transfer or sharing method; provided that Lender shall not be responsible if the contents are sent without encryption or are read or tampered with by Persons not employed by Lender.

1.3           Subsections 9.14.1 and 9.14.3 are amended to read as follows:

9.14.1      Net Worth.  At, and measured as of, the end of each Fiscal Quarter Net Worth shall be no less than: (a) $40,000,000 for the period from the Closing Date through and including September 30, 2005; (b) $47,000,000 as of December 31, 2005

through and including June 30, 2007; and (c) $80,000,000 as of September 30, 2007 and thereafter.

9.14.3    Total Liabilities to Net Worth.  At, and measured as of, the end of each Fiscal Quarter, a ratio of Total Liabilities, divided by Net Worth (in each case as determined in accordance with GAAP), of greater than 0.75 to 1.0.

1.4         A new Section 9.16 is added to read as follows:

9.16         Cash Coverage for Letters of Credit.  Borrower shall at all times maintain in an account with Lender, or in an account maintained by Borrower with another subsidiary of Wells Fargo & Co. satisfactory to Lender, free cash, not subject to any lien, security interest, or right of off set in favor of any Person other than Lender, in an amount not less than the then undrawn face amount of all Letters of Credit issued and outstanding.

1.5         Sections 10.3, 10.5, 10.6, 10.7, and 10.10 are amended to read as follows:

10.3         Sale of Assets.  Borrower will not sell, convey, assign, lease or otherwise transfer or dispose of, voluntarily, by operation of law or otherwise, any of its assets to any Person, except that; (a) Borrower may sell inventory, equipment and fixtures disposed of in the ordinary course of its business; (b) Borrower may dispose of inventory and equipment which is worn out or obsolete or no longer used or useful by Borrower in its business so long as no Event of Default has occurred and is continuing; and (c) Borrower may sell any equity or other interest it has in any Person so long as Borrower will, on a pro forma basis taking into account such sale, be in compliance with each of the covenants set forth in Section 9.14 hereof and each Subsection thereof.

10.5         Merger; Acquisitions; Business Form; Etc.  Borrower shall not merge or consolidate with any entity, or acquire all or substantially all of the assets of any Person or entity, change its business form, or commence operations under any other name, organization, or entity, including any joint venture; provided however that Borrower (a) may acquire an equity or other interest in any Person so long as Borrower will, on a pro forma basis taking into account such acquisition, be in compliance with each of the covenants set forth in Section 9.14 hereof and each Subsection thereof; provided that no later than ten (10) Business Days after an acquisition as described in clause (a), Borrower shall (i) provide Lender with written notification of such acquisition (including, as applicable, a detailed description, the name of the acquired Person, the business form of the acquired Person, and the place of location (as that term is used in the applicable Uniform Commercial Code) of the acquired Person, and (ii) take such action (or cause the acquired Person to take such action) as Lender directs in order to create and/or perfect Lender’s security interest in any Collateral and assure such security interest as a first priority lien.

10.6         Investments.  Borrower will not own, purchase or acquire any stock, obligations or securities of, or any other interest in, or make any capital contribution to, any Person, except that Borrower may own, purchase or acquire:

(a)           Commercial paper maturing not in excess of one year from the date of acquisition and rated P1 by Moody’s Investors Service, Inc. or A1 by Standard & Poor’s Corporation on the date of acquisition;

(b)           Certificates of deposit in North American commercial banks rated C or better by Keefe, Bruyette & Woods, Inc. or 3 or better by Cates Consulting Analysts, maturing not in excess of one year from the date of acquisition;

(c)           Obligations of the United States government or any agency thereof, the obligations of which are guaranteed by the United States government, maturing, in each case, not in excess of one year from the date of acquisition; and

(d)           Repurchase agreements of any bank or trust company incorporated under the laws of the United States of America or any state thereof and fully secured by a pledge of obligations issued or fully and unconditionally guaranteed by the United States government;

(e)           Borrower may acquire or make an Investment in any Person so long as Borrower will, on a pro forma basis taking into account such Investment, be in compliance with each of the covenants set forth in Section 9.14 hereof and each Subsection thereof

10.7         Loans.  Borrower shall not lend or advance money, credit, or property to any Person, except for trade credit extended in the ordinary course of business and loans or advances to employees not in excess of $200,000.00 for any such employee and an aggregate at any time of $500,000.00 for all employees.

10.10       Payment of Dividends.  Borrower shall not, directly or indirectly, declare or pay any dividends on account of any shares of any class of its capital stock now or hereafter outstanding, or set aside or otherwise deposit or invest any sums for such purpose; provided that if no Potential Default or Event of Default shall exist before, and after giving effect to, the payment of such dividend, Borrower may pay dividends on any of its shares of capital stock.

2.             Removal and Release of Gaiam West, Inc..  As of the Effective Date, Gaiam West, Inc. is removed as a Borrower and shall have (a) no further right to request a Revolving Advance or issuance of a Letter of Credit under the Credit Agreement; and (b) no further liability for any amounts owing under the Credit Agreement, the Amended Revolving Note, or any other Loan Document, nor any obligations under the Amended and Restated Security Agreement (notwithstanding the fact that Gaiam West, Inc. has executed the Credit Agreement, Amended Revolving Note, and Amended and Restated Security Agreement).

3.             Conditions to Effectiveness of this First Amendment.  The effectiveness of this First Amendment is subject to satisfaction, in the Bank’s sole discretion, of each of the following conditions precedent (the date on which all such conditions precedent are so satisfied shall be the “Effective Date”):

3.1           Delivery of Executed Documents.  Borrower shall have delivered to the Bank the following documents:

A.           This First Amendment, duly executed by Borrower

3.2           Representations and Warranties.  The representations and warranties of Borrower in the Credit Agreement shall be true and correct in all material respects on and as of the Effective Date as though made on and as of such date.

3.3           No Event of Default.  No Event of Default shall have occurred and be continuing under the Credit Agreement as of the Effective Date of this First Amendment.

3.4           Payment of Fees and Expenses.  Borrower shall have paid the Bank, by wire transfer of immediately available federal funds (a) all fees presently due under the Credit Agreement (as amended by this First Amendment); and (b) all expenses owing as of the Effective Date pursuant to Section 13.1 of the Credit Agreement.

4.             General Provisions.

4.1         No Other Modifications.  The Credit Agreement, as expressly modified herein, shall continue in full force and effect and be binding upon the parties thereto.

4.2         Successors and Assigns.  This First Amendment shall be binding upon and inure to the benefit of each Borrower and the Bank, and their respective successors and assigns, except that Borrower may not assign or transfer its rights or obligations hereunder without the prior written consent of the Bank.

4.3         Definitions.  Capitalized terms used, but not defined, in this First Amendment shall have the meaning set forth in the Credit Agreement.

4.4         Severability.  Should any provision of this First Amendment be deemed unlawful or unenforceable, said provision shall be deemed several and apart from all other provisions of this First Amendment and all remaining provision of this First Amendment shall be fully enforceable.

4.5         Governing Law.  To the extent not governed by federal law, this First Amendment and the rights and obligations of the parties hereto shall be governed by, interpreted and enforced in accordance with the laws of the State of Colorado.

4.6         Headings.  The captions or headings in this First Amendment are for convenience only and in no way define, limit or describe the scope or intent of any provision of this First Amendment.

4.7         Counterparts.  This First Amendment may be executed by the parties hereto in separate counterparts, each of which, when so executed and delivered, shall be an original, but all such counterparts shall together constitute one and the same instrument.  Each counterpart may consist of a number of copies hereof, each signed by less than all, but together signed by all, of the parties hereto.  Copies of documents or signature pages bearing original signatures, and executed documents or signature pages delivered by a party by telefax, facsimile, or e-mail transmission of an Adobe® file format document (also known as a PDF file) shall, in each such instance, be deemed to be, and shall constitute and be treated as, an original signed document or counterpart, as applicable.  Any party delivering an executed counterpart of this First Amendment by telefax, facsimile, or e-mail transmission of an Adobe® file format document also shall deliver an original executed counterpart of this First Amendment, but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this First Amendment.

[Signatures to follow on next page.]

IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be executed as of the Effective Date.

BANK:

Wells Fargo Bank, N.A.

By:	/s/ Michael Hindman
Name:	Michael Hindman
Title:	Vice President, Business Banking
Manager

BORROWER:

Gaiam, Inc., a corporation formed under the laws of the State of Colorado.

By:	/s/ Lynn Powers
Name:	Lynn Powers
Title:	President

Gaiam Americas, Inc., a corporation formed under the laws of the State of Colorado.

By:	/s/ Lynn Powers
Name:	Lynn Powers
Title:	President

Gaiam.com, Inc., a corporation formed under the laws of the State of Colorado.

By:	/s/ Lynn Powers
Name:	Lynn Powers
Title:	President

Gaiam Direct, Inc., a corporation formed under the laws of the State of Colorado.

By:	/s/ Lynn Powers
Name:	Lynn Powers
Title:	President

Gaiam International, Inc., a corporation formed under the laws of the State of Colorado.

By:	/s/ Jirka Rysavy
Name:	Jirka Rysavy
Title:	President

Gaiam International II, Inc., a corporation formed under the laws of the State of Colorado.

By:	/s/ Jirka Rysavy
Name:	Jirka Rysavy
Title:	President

Gaiam International III, Inc., a corporation formed under the laws of the State of Colorado.

By:	/s/ Jirka Rysavy
Name:	Jirka Rysavy
Title:	President

Gaiam Media, Inc., a corporation formed under the laws of the State of Colorado.

By:	/s/ Lynn Powers
Name:	Lynn Powers
Title:	President

Gaiam Shared Services, Inc., a corporation formed under the laws of the State of Colorado.

By:	/s/ Lynn Powers
Name:	Lynn Powers
Title:	President

Gaiam Travel, Inc., a corporation formed under the laws of the State of Colorado.

By:	/s/ Lynn Powers
Name:	Lynn Powers
Title:	President

GT Media, Inc., a corporation formed under the laws of the State of Colorado.

By:	/s/ Lynn Powers
Name:	Lynn Powers
Title:	President